Exhibit 10.79

Global Gold Corporation

Promissory Note

$ 3,932,433.25	July 1, 2017

FOR VALUE RECEIVED including but not limited amounts due under prior agreements being consolidated here, Global Gold Corporation, a Delaware corporation with offices in Rye, New York ("Maker"), promises to pay to Drury J. Gallagher with an address at 109 Andalusia Way, Palm Beach Gardens, FL 33418 ("Payee"), in lawful money of the United States of America, the principal sum of Three Million Nine Hundred Thirty Two Thousand Four Hundred Thirty Three Dollars and Twenty Five Cents ($3,932,433.25), together with interest in arrears on the unpaid principal balance at an annual rate equal to five percent (5%), in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1. PAYMENTS AND SECURITY

1.1 PRINCIPAL AND INTEREST

The principal amount of this Note shall be due and payable after 2:00 pm on September 1, 2017 on Payee’s demand.

1.2 MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by bank cashier's check or by wire transfer of immediately available funds to Payee’s account at such other place as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York, USA.

1.3      SECURITY INTEREST

To secure the prompt payment and performance to the Payee of all amounts due or owing hereunder, Maker hereby assigns, pledges and grants to Payee a continuing security interest in and to and lien on all of its real and personal property, wherever located, including, without limitation, all accounts (including, without limitation, all deposit accounts, securities accounts and commodity accounts), claims (including, without limitation, all existing and future tort claims), chattel paper (including, without limitation, electronic chattel paper), contract rights, letter of credit rights, documents, receivables, equipment, general intangibles (including any and all partnership or membership interests owned by Maker), investment property, instruments, inventory, software, and all products and proceeds] (the “Collateral”). Maker shall take all action that may be necessary, or that Payee may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Payee's security interest in and lien on the Collateral or to enable Payee to protect, exercise or enforce its rights hereunder and in the Collateral. By its signature hereto, Maker hereby authorizes Payee (at its option) to file, one or more financing, continuation, or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Payee to the extent necessary or desirable to perfect its security interest in the Collateral and Maker covenants that no person shall be granted senior security rights. All charges, expenses and fees Payee may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid to Payee. The security interest in the collateral granted under this Note is pari passu with the security interests granted to Ian Hague, Nicholas Aynilian, Jan Dulman, Lester Caesar, and Van Krikorian on the date hereof.

2. DEFAULTS

2.1 EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

(a)     If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for ten (10) days after Payee notifies Maker thereof in writing.

(b)     If, pursuant to or within the meaning of law relating to insolvency or relief of debtors (a "Bankruptcy Law"), a Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

(c)     If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 30 days.

2.2 NOTICE BY MAKER

Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3 REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

3. MISCELLANEOUS

3.1 WAIVER

The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2 NOTICES

Any notice required or permitted to be given hereunder shall be given to the principal addresses of Maker and Payee or as otherwise provided in writing.

3.3 SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.4 GOVERNING LAW AND ARBITRATION

This Note will be governed by and construed under the laws of the State of New York without regard to conflicts-of-laws principles that would require the application of any other law. Any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by binding arbitration in New York, New York, before a single arbitrator, which is agreed to by all parties, in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered by a party in any court having jurisdiction hereof.

3.5 PARTIES IN INTEREST

This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker. Subject to the preceding sentence, this Note will be binding in all respects upon Maker and inure to the benefit of Payee and its successors and assigns.

3.6 SECTION HEADINGS; CONSTRUCTION

The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof' and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof, the words "including" or "includes" do limit the preceding words or terms and the word "or" is used in the inclusive sense. Maker acknowledges that it has had the opportunity to consult with independent counsel before entering this agreement.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

MAKER

Global Gold Corporation

By:_____________________________

 Van Z. Krikorian, Chairman & CEO

Acknowledged and Agreed,

_______________________________

Drury J. Gallagher

Global Gold Corporation

Promissory Note

$ 1,344,454.25	July 1, 2017

FOR VALUE RECEIVED including but not limited amounts due under prior agreements being consolidated here, Global Gold Corporation, a Delaware corporation with offices in Rye, New York ("Maker"), promises to pay to Van Krikorian with an address at 5 Frederick Court, Harrison, NY 10528 ("Payee"), in lawful money of the United States of America, the principal sum of One Million Three Hundred Forty Four Thousand Four Hundred Fifty Four Dollars and Twenty Five Cents ($1,344,454.25), together with interest in arrears on the unpaid principal balance at an annual rate equal to five percent (5%), in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1. PAYMENTS AND SECURITY

1.1 PRINCIPAL AND INTEREST

The principal amount of this Note shall be due and payable after 2:00 pm on September 1, 2017 on Payee’s demand.

1.2 MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by bank cashier's check or by wire transfer of immediately available funds to Payee’s account at such other place as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York, USA.

1.3      SECURITY INTEREST

To secure the prompt payment and performance to the Payee of all amounts due or owing hereunder, Maker hereby assigns, pledges and grants to Payee a continuing security interest in and to and lien on all of its real and personal property, wherever located, including, without limitation, all accounts (including, without limitation, all deposit accounts, securities accounts and commodity accounts), claims (including, without limitation, all existing and future tort claims), chattel paper (including, without limitation, electronic chattel paper), contract rights, letter of credit rights, documents, receivables, equipment, general intangibles (including any and all partnership or membership interests owned by Maker), investment property, instruments, inventory, software, and all products and proceeds] (the “Collateral”). Maker shall take all action that may be necessary, or that Payee may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Payee's security interest in and lien on the Collateral or to enable Payee to protect, exercise or enforce its rights hereunder and in the Collateral. By its signature hereto, Maker hereby authorizes Payee (at its option) to file, one or more financing, continuation, or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Payee to the extent necessary or desirable to perfect its security interest in the Collateral and Maker covenants that no person shall be granted senior security rights. All charges, expenses and fees Payee may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid to Payee. The security interest in the collateral granted under this Note is pari passu with the security interests granted to Drury J. Gallagher, Nicholas Aynilian, Lester Caesar, Jan Dulman, and Ian Hague on the date hereof.

2. DEFAULTS

2.1 EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

(a)     If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for ten (10) days after Payee notifies Maker thereof in writing.

(b)     If, pursuant to or within the meaning of law relating to insolvency or relief of debtors (a "Bankruptcy Law"), a Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

(c)     If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 30 days.

2.2 NOTICE BY MAKER

Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3 REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

3. MISCELLANEOUS

3.1 WAIVER

The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2 NOTICES

Any notice required or permitted to be given hereunder shall be given to the principal addresses of Maker and Payee or as otherwise provided in writing.

3.3 SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.4 GOVERNING LAW AND ARBITRATION

This Note will be governed by and construed under the laws of the State of New York without regard to conflicts-of-laws principles that would require the application of any other law. Any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by binding arbitration in New York, New York, before a single arbitrator, which is agreed to by all parties, in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered by a party in any court having jurisdiction hereof.

3.5 PARTIES IN INTEREST

This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker. Subject to the preceding sentence, this Note will be binding in all respects upon Maker and inure to the benefit of Payee and its successors and assigns.

3.6 SECTION HEADINGS; CONSTRUCTION

The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof' and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof, the words "including" or "includes" do limit the preceding words or terms and the word "or" is used in the inclusive sense. Maker acknowledges that it has had the opportunity to consult with independent counsel before entering this agreement.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

MAKER

Global Gold Corporation

By:_____________________________

     Drury J. Gallagher, Treasurer

Acknowledged and Agreed, except for contingent bonus amount,

_______________________________

Van Z. Krikorian

Global Gold Corporation

Promissory Note

$ 166,300.41	July 1, 2017

FOR VALUE RECEIVED including but not limited amounts due under prior agreements being consolidated here, Global Gold Corporation, a Delaware corporation with offices in Rye, New York ("Maker"), promises to pay to Ian Hague with an address at 105 West 29th Street, Apartment 46A, New York, NY 10001 ("Payee"), in lawful money of the United States of America, the principal sum of One Hundred Sixty Six Thousand Three Hundred Dollars and Forty One Cents ($166,300.41), together with interest in arrears on the unpaid principal balance at an annual rate equal to five percent (5%), in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1. PAYMENTS AND SECURITY

1.1 PRINCIPAL AND INTEREST

The principal amount of this Note shall be due and payable after 2:00 pm on September 1, 2017 on Payee’s demand.

1.2 MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by bank cashier's check or by wire transfer of immediately available funds to Payee’s account at such other place as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York, USA.

1.3      SECURITY INTEREST

To secure the prompt payment and performance to the Payee of all amounts due or owing hereunder, Maker hereby assigns, pledges and grants to Payee a continuing security interest in and to and lien on all of its real and personal property, wherever located, including, without limitation, all accounts (including, without limitation, all deposit accounts, securities accounts and commodity accounts), claims (including, without limitation, all existing and future tort claims), chattel paper (including, without limitation, electronic chattel paper), contract rights, letter of credit rights, documents, receivables, equipment, general intangibles (including any and all partnership or membership interests owned by Maker), investment property, instruments, inventory, software, and all products and proceeds] (the “Collateral”). Maker shall take all action that may be necessary, or that Payee may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Payee's security interest in and lien on the Collateral or to enable Payee to protect, exercise or enforce its rights hereunder and in the Collateral. By its signature hereto, Maker hereby authorizes Payee (at its option) to file, one or more financing, continuation, or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Payee to the extent necessary or desirable to perfect its security interest in the Collateral and Maker covenants that no person shall be granted senior security rights. All charges, expenses and fees Payee may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid to Payee. The security interest in the collateral granted under this Note is pari passu with the security interests granted to Drury J. Gallagher, Nicholas Aynilian, Lester Caesar, Jan Dulman, and Van Krikorian on the date hereof.

2. DEFAULTS

2.1 EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

(a)     If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for ten (10) days after Payee notifies Maker thereof in writing.

(b)     If, pursuant to or within the meaning of law relating to insolvency or relief of debtors (a "Bankruptcy Law"), a Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

(c)     If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 30 days.

2.2 NOTICE BY MAKER

Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3 REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

3. MISCELLANEOUS

3.1 WAIVER

The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2 NOTICES

Any notice required or permitted to be given hereunder shall be given to the principal addresses of Maker and Payee or as otherwise provided in writing.

3.3 SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.4 GOVERNING LAW AND ARBITRATION

This Note will be governed by and construed under the laws of the State of New York without regard to conflicts-of-laws principles that would require the application of any other law. Any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by binding arbitration in New York, New York, before a single arbitrator, which is agreed to by all parties, in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered by a party in any court having jurisdiction hereof.

3.5 PARTIES IN INTEREST

This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker. Subject to the preceding sentence, this Note will be binding in all respects upon Maker and inure to the benefit of Payee and its successors and assigns.

3.6 SECTION HEADINGS; CONSTRUCTION

The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof' and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof, the words "including" or "includes" do limit the preceding words or terms and the word "or" is used in the inclusive sense. Maker acknowledges that it has had the opportunity to consult with independent counsel before entering this agreement.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

MAKER

Global Gold Corporation

By:_____________________________

     Van Z. Krikorian, Chairman & CEO

Acknowledged and Agreed,

_______________________________

Ian Hague

Global Gold Corporation

Promissory Note

$ 5,000.00	July 1, 2017

FOR VALUE RECEIVED including but not limited amounts due under prior agreements being consolidated here, Global Gold Corporation, a Delaware corporation with offices in Rye, New York ("Maker"), promises to pay to Nicholas J. Aynilian with an address at 477 Colonial Road, Ridgewood, NJ 07450 ("Payee"), in lawful money of the United States of America, the principal sum of Five Thousand Dollars ($5,000.), together with interest in arrears on the unpaid principal balance at an annual rate equal to five percent (5%), in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1. PAYMENTS AND SECURITY

1.1 PRINCIPAL AND INTEREST

The principal amount of this Note shall be due and payable after 2:00 pm on September 1, 2017 on Payee’s demand.

1.2 MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by bank cashier's check or by wire transfer of immediately available funds to Payee’s account at such other place as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York, USA.

1.3      SECURITY INTEREST

To secure the prompt payment and performance to the Payee of all amounts due or owing hereunder, Maker hereby assigns, pledges and grants to Payee a continuing security interest in and to and lien on all of its real and personal property, wherever located, including, without limitation, all accounts (including, without limitation, all deposit accounts, securities accounts and commodity accounts), claims (including, without limitation, all existing and future tort claims), chattel paper (including, without limitation, electronic chattel paper), contract rights, letter of credit rights, documents, receivables, equipment, general intangibles (including any and all partnership or membership interests owned by Maker), investment property, instruments, inventory, software, and all products and proceeds] (the “Collateral”). Maker shall take all action that may be necessary, or that Payee may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Payee's security interest in and lien on the Collateral or to enable Payee to protect, exercise or enforce its rights hereunder and in the Collateral. By its signature hereto, Maker hereby authorizes Payee (at its option) to file, one or more financing, continuation, or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Payee to the extent necessary or desirable to perfect its security interest in the Collateral and Maker covenants that no person shall be granted senior security rights. All charges, expenses and fees Payee may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid to Payee. The security interest in the collateral granted under this Note is pari passu with the security interests granted to Drury J. Gallagher, Ian Hague, Lester Caesar, Jan Dulman, and Van Krikorian on the date hereof.

2. DEFAULTS

2.1 EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

(a)     If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for ten (10) days after Payee notifies Maker thereof in writing.

(b)     If, pursuant to or within the meaning of law relating to insolvency or relief of debtors (a "Bankruptcy Law"), a Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

(c)     If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 30 days.

2.2 NOTICE BY MAKER

Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3 REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

3. MISCELLANEOUS

3.1 WAIVER

The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2 NOTICES

Any notice required or permitted to be given hereunder shall be given to the principal addresses of Maker and Payee or as otherwise provided in writing.

3.3 SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.4 GOVERNING LAW AND ARBITRATION

This Note will be governed by and construed under the laws of the State of New York without regard to conflicts-of-laws principles that would require the application of any other law. Any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by binding arbitration in New York, New York, before a single arbitrator, which is agreed to by all parties, in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered by a party in any court having jurisdiction hereof.

3.5 PARTIES IN INTEREST

This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker. Subject to the preceding sentence, this Note will be binding in all respects upon Maker and inure to the benefit of Payee and its successors and assigns.

3.6 SECTION HEADINGS; CONSTRUCTION

The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof' and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof, the words "including" or "includes" do limit the preceding words or terms and the word "or" is used in the inclusive sense. Maker acknowledges that it has had the opportunity to consult with independent counsel before entering this agreement.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

MAKER

Global Gold Corporation

By:_____________________________

     Van Z. Krikorian, Chairman & CEO

Acknowledged and Agreed,

_______________________________

Nicholas J. Aynilian

Global Gold Corporation

Promissory Note

$ 22,500.00	July 1, 2017

FOR VALUE RECEIVED including but not limited amounts due under prior agreements being consolidated here, Global Gold Corporation, a Delaware corporation with offices in Rye, New York ("Maker"), promises to pay to Lester Caesar with an address at 8 Elizabeth Court, Briarcliff Manor, NY 10510, ("Payee"), in lawful money of the United States of America, the principal sum of Twenty Two Thousand Five Hundred Dollars ($22,500.00), together with interest in arrears on the unpaid principal balance at an annual rate equal to five percent (5%), in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1. PAYMENTS AND SECURITY

1.1 PRINCIPAL AND INTEREST

The principal amount of this Note shall be due and payable after 2:00 pm on September 1, 2017 on Payee’s demand.

1.2 MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by bank cashier's check or by wire transfer of immediately available funds to Payee’s account at such other place as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York, USA.

1.3      SECURITY INTEREST

To secure the prompt payment and performance to the Payee of all amounts due or owing hereunder, Maker hereby assigns, pledges and grants to Payee a continuing security interest in and to and lien on all of its real and personal property, wherever located, including, without limitation, all accounts (including, without limitation, all deposit accounts, securities accounts and commodity accounts), claims (including, without limitation, all existing and future tort claims), chattel paper (including, without limitation, electronic chattel paper), contract rights, letter of credit rights, documents, receivables, equipment, general intangibles (including any and all partnership or membership interests owned by Maker), investment property, instruments, inventory, software, and all products and proceeds] (the “Collateral”). Maker shall take all action that may be necessary, or that Payee may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Payee's security interest in and lien on the Collateral or to enable Payee to protect, exercise or enforce its rights hereunder and in the Collateral. By its signature hereto, Maker hereby authorizes Payee (at its option) to file, one or more financing, continuation, or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Payee to the extent necessary or desirable to perfect its security interest in the Collateral and Maker covenants that no person shall be granted senior security rights. All charges, expenses and fees Payee may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid to Payee. The security interest in the collateral granted under this Note is pari passu with the security interests granted to Drury J. Gallagher, Nicholas Aynilan, Ian Hague, Jan Dulman, and Van Krikorian on the date hereof.

2. DEFAULTS

2.1 EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

(a)     If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for ten (10) days after Payee notifies Maker thereof in writing.

(b)     If, pursuant to or within the meaning of law relating to insolvency or relief of debtors (a "Bankruptcy Law"), a Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

(c)     If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 30 days.

2.2 NOTICE BY MAKER

Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3 REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

3. MISCELLANEOUS

3.1 WAIVER

The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2 NOTICES

Any notice required or permitted to be given hereunder shall be given to the principal addresses of Maker and Payee or as otherwise provided in writing.

3.3 SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.4 GOVERNING LAW AND ARBITRATION

This Note will be governed by and construed under the laws of the State of New York without regard to conflicts-of-laws principles that would require the application of any other law. Any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by binding arbitration in New York, New York, before a single arbitrator, which is agreed to by all parties, in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered by a party in any court having jurisdiction hereof.

3.5 PARTIES IN INTEREST

This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker. Subject to the preceding sentence, this Note will be binding in all respects upon Maker and inure to the benefit of Payee and its successors and assigns.

3.6 SECTION HEADINGS; CONSTRUCTION

The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof' and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof, the words "including" or "includes" do limit the preceding words or terms and the word "or" is used in the inclusive sense. Maker acknowledges that it has had the opportunity to consult with independent counsel before entering this agreement.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

MAKER

Global Gold Corporation

By:_____________________________

     Van Z. Krikorian, Chairman & CEO

Acknowledged and Agreed,

_______________________________

Lester Caesar

Global Gold Corporation

Promissory Note

$ 992,567.53	July 1, 2017

FOR VALUE RECEIVED including but not limited amounts due under prior agreements being consolidated here, Global Gold Corporation, a Delaware corporation with offices in Rye, New York ("Maker"), promises to pay to Jan Dulman with an address at 13 Hickory Place, Livingston, NJ 07039 ("Payee"), in lawful money of the United States of America, the principal sum of Nine Hundred Ninety Two Thousand Five Hundred Sixty Seven Dollars and Fifty Three Cents ($992,567.53), together with interest in arrears on the unpaid principal balance at an annual rate equal to five percent (5%), in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1. PAYMENTS AND SECURITY

1.1 PRINCIPAL AND INTEREST

The principal amount of this Note shall be due and payable after 2:00 pm on September 1, 2017 on Payee’s demand.

1.2 MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by bank cashier's check or by wire transfer of immediately available funds to Payee’s account at such other place as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York, USA.

1.3      SECURITY INTEREST

To secure the prompt payment and performance to the Payee of all amounts due or owing hereunder, Maker hereby assigns, pledges and grants to Payee a continuing security interest in and to and lien on all of its real and personal property, wherever located, including, without limitation, all accounts (including, without limitation, all deposit accounts, securities accounts and commodity accounts), claims (including, without limitation, all existing and future tort claims), chattel paper (including, without limitation, electronic chattel paper), contract rights, letter of credit rights, documents, receivables, equipment, general intangibles (including any and all partnership or membership interests owned by Maker), investment property, instruments, inventory, software, and all products and proceeds] (the “Collateral”). Maker shall take all action that may be necessary, or that Payee may reasonably request, so as at all times to maintain the validity, perfection, enforceability and priority of Payee's security interest in and lien on the Collateral or to enable Payee to protect, exercise or enforce its rights hereunder and in the Collateral. By its signature hereto, Maker hereby authorizes Payee (at its option) to file, one or more financing, continuation, or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to Payee to the extent necessary or desirable to perfect its security interest in the Collateral and Maker covenants that no person shall be granted senior security rights. All charges, expenses and fees Payee may incur in doing any of the foregoing, and any local taxes relating thereto, shall be paid to Payee. The security interest in the collateral granted under this Note is pari passu with the security interests granted to Drury J. Gallagher, Nicholas Aynilian, Lester Caesar, Ian Hague, and Van Krikorian on the date hereof.

2. DEFAULTS

2.1 EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

(a)     If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for ten (10) days after Payee notifies Maker thereof in writing.

(b)     If, pursuant to or within the meaning of law relating to insolvency or relief of debtors (a "Bankruptcy Law"), a Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

(c)     If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against a Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker's properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 30 days.

2.2 NOTICE BY MAKER

Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3 REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable regardless of any prior forbearance and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees.

3. MISCELLANEOUS

3.1 WAIVER

The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note. Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2 NOTICES

Any notice required or permitted to be given hereunder shall be given to the principal addresses of Maker and Payee or as otherwise provided in writing.

3.3 SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.4 GOVERNING LAW AND ARBITRATION

This Note will be governed by and construed under the laws of the State of New York without regard to conflicts-of-laws principles that would require the application of any other law. Any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by binding arbitration in New York, New York, before a single arbitrator, which is agreed to by all parties, in accordance with the rules of the American Arbitration Association. Judgment upon the award rendered by the arbitrator may be entered by a party in any court having jurisdiction hereof.

3.5 PARTIES IN INTEREST

This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker. Subject to the preceding sentence, this Note will be binding in all respects upon Maker and inure to the benefit of Payee and its successors and assigns.

3.6 SECTION HEADINGS; CONSTRUCTION

The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified. All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof' and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof, the words "including" or "includes" do limit the preceding words or terms and the word "or" is used in the inclusive sense. Maker acknowledges that it has had the opportunity to consult with independent counsel before entering this agreement.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

MAKER

Global Gold Corporation

By:_____________________________

     Van Z. Krikorian, Chairman & CEO

Acknowledged and Agreed, except for contingent bonus amount,

_______________________________

Jan Dulman